EXHIBIT  99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Exchange Bancshares, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery A. Robb, Sr., President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the Company.

/s/  Jeffery  A.  Robb Sr.


Jeffery  A.  Robb,  Sr.
President  &  Principal  Executive  Officer
March  31,  2003